Exhibit 2

POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints Lance J.T. Schumacher and Cody L. Franklin, signing singly, as the undersigned’s true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of the shares of Common Stock of Clean Energy Fuels Corp., a Delaware corporation (the “Issuer”), the Statement on Schedule 13G (or Schedule 13D, if applicable) in accordance with Section 13 of the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Statement on Schedule 13G (or Schedule 13D, if applicable) and all amendment(s) thereto and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grant to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Issuer assuming, any of the undersigned’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file a Statement on Schedule 13G or Schedule 13D with respect to the undersigned’s holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 14th day of February, 2014.

Green Energy Investment Holdings LLC
By:	Leonard Green & Partners, L.P., its Manager

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President – Tax and Secretary

Green Equity Investors VI, L.P.
By:	GEI Capital VI, LLC, its General Partner

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President – Tax and Secretary

Green Equity Investors Side VI, L.P.
By:	GEI Capital VI, LLC, its General Partner

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President – Tax and Secretary

LGP Associates VI-A LLC
By:	Leonard Green & Partners, L.P., its manager
By:	LGP Management, Inc., its General Partner

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President – Tax and Secretary

LGP Associates VI-B LLC
By:	Leonard Green & Partners, L.P., its manager
By:	LGP Management, Inc., its General Partner

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President – Tax and Secretary

GEI Capital VI, LLC

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President – Tax and Secretary

Green VI Holdings, LLC

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President – Tax and Secretary

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Leonard Green & Partners, L.P.
By: LGP Management, Inc., its General Partner

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President – Tax and Secretary

LGP Management, Inc.

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President – Tax and Secretary